                                                                      EXHIBIT 20


           Volkswagen Credit Auto Master Owner Trust, Series 2000-1

--------------------------------------------------------------------------------

                  Distribution Date Statement: July 20, 2001

   a. Aggregate Amount of Collections                                $372,323,156.15
      Aggregate Amount of Non-Principal Collections                  $  4,297,735.24
      Aggregate Amount of Principal Collections                      $368,025,420.91
      Pool Balance                                                   $767,338,968.33
      Residual Participation Amount                                  $267,338,968,33
      Excess Funding Account                                         $          0.00

   b. Series Allocation Percentage                                            100.00%
      Floating Allocation Percentage                                           65.16%
      Principal Allocation Percentage                                            N/A

   c. Total Amount Distributed on Series 2000-1                      $  1,681,770.83

   d. Amount of Such Distribution Allocable to Principal on 2000-1   $          0.00

   e. Amount of Such Distribution Allocable to Interest on 2000-1    $  1,681,770.83

   f. Noteholder Default Amount                                      $          0.00

   g. Required Subordinated Draw Amount                              $          0.00

   h. Noteholder Charge Offs                                         $          0.00
      Amounts of Reimbursements                                      $          0.00

   i. Monthly Servicing Fee                                          $    639,449.14
      Noteholder Monthly Servicing Fee                               $    416,666.67

   j. Controlled Deposit Amount                                      $         $0.00

   k. Series 2000-1 Invested Amount at end of period (Gross)         $500,000,000.00
      Outstanding Principal Balance                                  $500,000,000.00

   l. Available Subordinated Amount                                  $ 88,273,154.08

   m. Carry-over Amount                                              $          0.00

   n. Reserve Account Balance                                        $  1,750,000.00

   o. Principal Funding Account Balance                              $          0.00
      Yield Supplement Account Balance                               $  1,750,000.00

  VW CREDIT, INC. - SERVICER                                              Page 1
  18-Jul-01      VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                Monthly Servicer Report Input and Summary Page
                ----------------------------------------------

  TRANSACTION SUMMARY
  -------------------
                                                                            From                To       Days
                                                                            ----                --       ----
  Current Interest Period                                                06/20/2001         07/19/2001    30
  Series Allocation Percentage                                                    100.00%

  Initial Principal Balance                                              $500,000,000.00
  Outstanding Principal Balance                                          $500,000,000.00
  Principal Balance of Receivables for Determination Date                $726,079,672.98
  Amount Invested in Receivables on Series Issuance Date                 $500,000,000.00
  Initial Invested Amount                                                $500,000,000.00
  Invested Amount at the Beginning of Period                             $500,000,000.00
  Series 2000-1 Invested Amount at End of Period (Gross)                 $500,000,000.00
  Required Subordinated Amount                                           $ 88,273,154.08
  Excess Funding Account                                                           $0.00
  Series 2000-1 Invested Amount at End of Period (net                    $500,000,000.00
  of EFA)
  Available Subordinated Amount (previous period)                        $ 88,140,856.07

  Incremental Subordinated Amount (previous period)                      $ 40,195,650.59

  RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
  --------------------------------------------

  Yield Supplement Account Initial Deposit                               $  1,750,000.00
  Yield Supplement Account Beginning Balance                             $  1,750,000.00
  Yield Supplement Account Required Amount                               $  1,750,000.00

  Reserve Account Initial Deposit                                        $  1,750,000.00
  Reserve Account Required Amount                                        $  1,750,000.00
  Reserve Account Beginning Balance                                      $  1,750,000.00


  Outstanding Carryover Amount - Beginning Balance                       $          0.00
  Withdrawal from Yield Supplement Account                               $          0.00
  Outstanding Carryover Amount - Ending Balance                                    $0.00
  Yield Supplement Account Balance - Ending Balance                      $  1,750,000.00
  Yield Supplement Account Deposit Amount                                $          0.00

  Withdrawal from Reserve Account                                        $          0.00
  Reserve Account Ending Balance                                         $  1,750,000.00

  Reserve Account  Deposit Amount                                        $          0.00

  1-month LIBOR Rate (annualized)                                              3.8812500%
  Certificate Coupon (annualized)                                                 4.0363%
  Prime Rate (annualized)                                                      6.7500000%
  Servicing Fee Rate (annualized)                                                  1.000%
  Excess Spread                                                                1.5437500%

  TRUST PRINCIPAL RECEIVABLES
  ---------------------------

  Pool Balance at the Beginning of Period                                $755,278,143.21
  Pool Balance at the Ending of Period                                   $767,338,968.33
  Average Aggregate Principal Balance                                    $761,308,555.77

  Aggregate Principal Collections                                        $368,025,420.91
  New Principal Receivables                                              $380,085,921.03

  Receivables Added for Additional Accounts                              $          0.00
  Noteholder Default Amount                                              $          0.00
  Net Losses                                                             $          0.00
  Noteholder Charge-offs                                                 $          0.00
  Miscellaneous Paymnets (Adjustments and Transfer                       $          0.00
  deposit amounts)
  Non-Principal Collections & Inv. Proceeds treated as                   $          0.00
  Available Noteholder Principal Collections
  Monthly Interest Accrued, but not paid                                 $          0.00
  Ineligible Receivables                                                 $          0.00
  Excess Funding Account at Date of Determination                        $          0.00
  Defaulted Receivables in Ineligible and Overconc.                      $          0.00
  Accounts
  MISCELLANEOUS DATA
  ------------------
  Recoveries on Receivables Written Off                                  $          0.00
  Spread Over/Under Prime for Portfolio                                            -0.17%
  Weighted Average Interest Rate                                                    6.58%
  Previously waived Monthly Servicing Fee                                $          0.00

  TRANSACTION SUMMARY                                      PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
  -------------------                                      --------------------------------------------------
  Current Interest Period                                  Net losses as a % of Avg. Receivables Balance
                                                           (annualized)                                                       0.00%
  Series Allocation Percentage                             PORTFOLIO AND DEALERSHIP STATISTICS
                                                           -----------------------------------
  Initial Principal Balance                                Used Vehicle Receivables' Balance                        $ 35,240,776.18
  Outstanding Principal Balance                            Used Vehicle Percentage                                            4.593%
  Principal Balance of Receivables for Determination Date  Used Vehicle Percentage During Last Collection Period              4.243%
  Amount Invested in Receivables on Series Issuance Date   Early Amortization Event?                                 NO
  Initial Invested Amount                                  Largest Dealer or Dealer Affiliation Balance             $ 30,968,181.73
  Invested Amount at the Beginning of Period               Largest Dealer Percentage                                          4.100%
  Series 2000-1 Invested Amount at End of Period (Gross)
  Required Subordinated Amount                             Aggregate Principal Amount of Receivables of Dealers
                                                           over 2%                                                  $ 56,475,001.81
  Excess Funding Account
  Series 2000-1 Invested Amount at End of Period (net
  of EFA)
  Available Subordinated Amount (previous period)          SUMMARY OF COLLECTIONS
                                                           ----------------------
  Incremental Subordinated Amount (previous period)
                                                           Aggregate Amount of Collections                          $372,323,156.15
  RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT             Aggregate Amount of Non-principal Collections
  --------------------------------------------             (including insurance proceeds & rebates)                 $  4,297,735.24

                                                           Investment Proceeds                                      $     11,537.16
  Yield Supplement Account Initial Deposit                 Aggregate Amount of Principal Collections                $368,025,420.91
  Yield Supplement Account Beginning Balance               Asset Receivables Rate                                             5.255%
  Yield Supplement Account Required Amount                 Use Asset Receivables Rate?                                    NO
                                                           Carryover Amount (this Distribution Date)                     N/A
  Reserve Account Initial Deposit
  Reserve Account Required Amount
  Reserve Account Beginning Balance                        PAYMENT RATE INFORMATION
                                                           ------------------------

  Outstanding Carryover Amount - Beginning Balance         Monthly Payment Rate                                               48.34%
  Withdrawal from Yield Supplement Account                 Previous Collection Period Monthly Payment Rate                    53.40%
  Outstanding Carryover Amount - Ending Balance            Monthly Payment Rate 2 collection periods ago                      45.11%
  Yield Supplement Account Balance - Ending Balance        3-month Average Payment Rate                                       48.95%
  Yield Supplement Account Deposit Amount                  Early Amortization Event?                                      NO

  Withdrawal from Reserve Account
  Reserve Account Ending Balance                           ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
                                                           ---------------------------------------------
  Reserve Account  Deposit Amount
                                                           Extend Revolving Period?                                      YES
  1-month LIBOR Rate (annualized)                          Last Day of Revolving Period                                  N/A
  Certificate Coupon (annualized)                          Invested Amount as of Last Day of Revolving Period            N/A
  Prime Rate (annualized)                                  Accumulation Period Length (months)                           N/A
  Servicing Fee Rate (annualized)                          First Accumulation Date                                 TO BE DETERMINED
  Excess Spread                                            Expected Final Payment Date                                   N/A
                                                           Required Participation Percentage                                 104.00%
  TRUST PRINCIPAL RECEIVABLES                              Principal Funding Account Balance                        $          0.00
                                                           Principal Payment Amount                                 $          0.00
  Pool Balance at the Beginning of Period                  Controlled Accumulation Amount                           $          0.00
  Pool Balance at the Ending of Period
  Average Aggregate Principal Balance                      TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
                                                           -----------------------------------------
  Aggregate Principal Collections
  New Principal Receivables                                Noteholders
                                                           -----------
  Receivables Added for Additional Accounts                1.  Monthly Noteholder Interest Distribution             $  1,681,770.83
  Noteholder Default Amount                                2.  Noteholder Monthly Servicing Fee Distribution        $    416,666.67
  Net Losses                                               3.  Reserve Account Deposit Amount Distribution          $          0.00
  Noteholder Charge-offs                                   4.  Noteholder Default Amount Distribution               $          0.00
  Miscellaneous Paymnets (Adjustments and Transfer         5A  Unreimbursed Noteholder Charge-offs (net of Series
  deposit amounts)                                             Allocable Misc. Pmts)                                $          0.00
  Non-Principal Collections & Inv. Proceeds treated as     5B. Reinstate reductions in Series 2000-1 Available      $          0.00
  Available Noteholder Principal Collections                   Subord. Amount
  Monthly Interest Accrued, but not paid                    6. Outstanding Carryover Amount Distribution            $          0.00
  Ineligible Receivables                                    7. Yield Supplement Account Deposit Amount Distribution $          0.00
  Excess Funding Account at Date of Determination           8. Previuosly waived Monthly Servicing Fee Distribution $          0.00
                                                                                                                    ----------------
  Defaulted Receivables in Ineligible and Overconc.                    Excess Servicing                             $    701,977.58
  Accounts
  MISCELLANEOUS DATA                                       DEFICIENCY AMOUNT
  ------------------                                       -----------------
  Recoveries on Receivables Written Off                    Deficiency Amount                                        $          0.00
  Spread Over/Under Prime for Portfolio                    Required Subordinated Draw Amount                        $          0.00
  Weighted Average Interest Rate                           EXCESS FUNDING ACCOUNT
                                                           ----------------------
  Previously waived Monthly Servicing Fee                  Withdrawals to purchase Receivables (Since Issuance
                                                           Date)                                                    $          0.00
                                                           Additions in connection with a reduction in Receivables  $          0.00
                                                           Transfers to Principal Funding Account                   $          0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
    18-Jul-01

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                    Summary
                                    -------

            Collections       Accrual      Distribution
           -------------   ------------  ----------------
From:         20-Jun-01
To:           19-Jul-01
Days:                30

 LIBOR Rate  3.8812500%
  (1 month)

Series #           1   Active
VCI Rating:       N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                            Series                                                Required           Required         Outstanding
Series      Series        Allocation         Invested          Subordinated     Participation      Participation         Note
Number       Name         Percentage          Amount              Amount         Percentage           Amount            Balance
------       ----         ----------          ------              ------         ----------           ------            -------
          Trust                          $500,000,000.00      $88,273,154.08          N/A         $608,273,154.08
        1 Series 2000-1    100.00%       $500,000,000.00      $88,273,154.08       104.00%        $608,273,154.08    $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
18-Jul-01
           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                             EXCESS SPREAD CALCULATION
---------------                                                             -------------------------
Initial Invested Amount                         $500,000,000.00             Weighted Average Rate Charged to Dealers         6.580%
Invested Amount                                 $500,000,000.00             LIBOR                                            3.881%
Controlled Accumulation Amount                            $0.00             Note Rate (LIBOR+15.5 b.p.)                      4.036%
Required Subordinated Amount                     $88,273,154.08             Servicing Fee Rate                               1.000%
Annualized Servicing Fee Rate                             1.00%             Investor Net Losses                              0.000%
                                                                                                                             ------
First Controlled Accumulation Date          TO BE DETERMINED                Excess Spread                                    1.544%
Accumulation Period Length (months)                 N/A
Expected Final Payment Date                         N/A
Initial Settlement Date                               10-Aug-00
Required Participation Percentage                       104.00%
Subordinated Percentage                                 9.5890%


SERIES 2000-1 MONTHLY REPORTING
-------------------------------
                                                                                                   Required              Excess
                                                  Series 2000-1                Invested          Subordinated            Funding
Principal Receivables                                 Total                     Amount              Amount               Amount
---------------------                                 -----                     ------              ------               ------

Series Allocation Percentage                         100.00%
Beginning Balance                                  $500,000,000.00           $500,000,000.00      $88,273,154.08           $0.00
  Floating Allocation Percentage                     65.16%                     65.16%
  Principal Allocation Percentage                      N/A                       N/A

Principal Collections                              $368,025,420.91           $368,025,420.91                 N/A             N/A
New Principal Receivables                          $380,085,921.03           $380,085,921.03                 N/A             N/A
Principal Default Amounts                                    $0.00                     $0.00                 N/A             N/A
Receivables Added for Additional Accounts                    $0.00                     $0.00                 N/A             N/A
Controlled Deposit Amount                                    $0.00                       N/A                 N/A             N/A

"Pool Factor"                                                                  100.00000000%

Ending Balance                                     $500,000,000.00           $500,000,000.00      $88,273,154.08           $0.00
  Floating Allocation Percentage                     65.16%                     65.16%


Non-Principal Receivables
-------------------------

Non-Principal Collections                            $2,800,415.08
Recoveries on Receivables Written Off                        $0.00
Investment Proceeds                                     $11,537.16

VW CREDIT, INC. -- SERVICER                                               Page 4
18-Jul-01

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

Subordinated Amount & Reserve Fund                                        Current                Previous
----------------------------------                                        -------                --------
Available Subordination Amount (Previous)                                 $88,140,856.07        $86,142,883.72
  Required Subordination Draw Amount                                               $0.00                 $0.00
  Reserve Account Funds to Noteholder Default Amount                               $0.00                 $0.00
Non-principal Collections & Inv. Proceeds treated as                               $0.00                 $0.00
                                                                                  ------                -----
Available Noteholder Principal Collections
(1) Subtotal                                                              $88,140,856.07        $86,142,883.72
(2) Subordination Percentage* Series 2000-1 Invested                      $47,945,205.48        $47,945,205.48
Amount

(a) lower of (1) or (2)                                                   $47,945,205.48        $47,945,205.48
(b) Incremental Subordinated Amount (previous period)                              $0.00                 $0.00
(c) Incremental Subordinated Amount                                       $40,327,948.60        $40,195,650.59
(d) Payments from Excess Funding Account to Residual                               $0.00                 $0.00
Interestholder

Available Subordinated Amount                                             $88,273,154.08        $88,140,856.07

  Overconcentration Amount                                                $56,475,001.81        $55,404,985.83

Beginning Reserve Account Balance                                          $1,750,000.00         $1,750,000.00
Reserve Account Required Amount                                            $1,750,000.00         $1,750,000.00
Withdrawal from Reserve Account                                                    $0.00                 $0.00
Reserve Account Deposit Amount                                                     $0.00                 $0.00
Ending Reserve Account Balance                                             $1,750,000.00         $1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                        $4,297,735.24         $5,032,892.30
  Noteholder Non-Principal Collections                                     $2,800,415.08         $3,331,813.81
  Residual Interestholder Non-   Principal Collections                     $1,497,320.16         $1,701,078.49
Investment Proceeds                                                           $11,537.16            $12,813.48
Reserve Fund Balance                                                       $1,750,000.00         $1,750,000.00
                                                                          --------------         -------------
Total Non-Principal Available                                              $6,059,272.40         $6,795,705.78

Interest Shortfall                                                                 $0.00                 $0.00
Additional Interest                                                                $0.00                 $0.00
Carry-over Amount                                                                  $0.00                 $0.00
Carry-over Shortfall                                                               $0.00                 $0.00
Additional Interest on Carry-over Shortfall                                        $0.00                 $0.00

Monthly Servicing Fee                                                        $639,449.14           $629,398.45
Noteholder Monthly Servicing Fee                                             $416,666.67           $416,666.67